SHOWBIZ PIZZA TIME, INC.
                        STOCK GRANT PLAN - Exhibit 10(c)
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         1.  Purpose.  The purpose of the Plan is to provide senior executives of the Company or any of its Subsidiaries with a proprietary interest in the Company through the granting of stock which will:

         (a) increase the interest of the senior executives in the Company's welfare;

         (b) furnish an incentive to the senior executives to continue their services to the Company or its Subsidiaries; and

         (c) provide a means through which the Company may attract able persons to enter its employ or the employ of its Subsidiaries.

         2. Administration. The Plan will be administered by the Committee.

         3. Participants. The Committee shall, from time to time, select the particular senior executives of the Company or any of its Subsidiaries to whom shares of Common Stock of the Company are to be granted, and who will, upon such grant, become participants in the Plan.

         4. Shares Subject to the Plan. The Committee may not makes grants under the Plan for more than an aggregate of 1,145,758 shares of Common Stock. Such maximum number of shares shall be adjusted to reflect any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be granted may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Share of Common Stock granted under the Plan that are cancelled, surrendered, or forfeited to the Company under the vesting restrictions imposed on such shares pursuant to Section 6 of the Plan, or otherwise, may be regranted under the Plan.

         5. Grants of Stock. The Committee shall determine from time to time the number of shares of Common Stock to be granted to senior executives of the Company or its Subsidiaries. All grants of Common Stock under the Plan shall be made by the Committee. Each grant of Common Stock under the Plan shall be authorized by a resolution of the Committee and evidenced by a certificate of participation setting forth the name of the participant, the number of shares of Common Stock granted, the date of grant, the vesting schedule applicable to the shares of Common Stock granted and such other provisions as may be deemed appropriate by the Committee, but neither such resolution nor such certificate may be inconsistent with the Plan.

         Any grant of shares of Common Stock to a senior executive shall not be deemed either to entitle the senior executive to, or to disqualify the senior executive from, (i) participation in any other grant of shares of Common Stock under the plan, (ii) participation in any stock option or other plan of the Company or
(iii) the continuance of his employment by the Company or any of its Subsidiaries.

         6. Restrictions on Stock Granted Under the Plan. All shares of Common Stock granted under the Plan shall be subject to the following restriction or provisions:

         (a) With respect to each separate grant of shares of Common Stock hereunder, the shares so granted may not be sold or otherwise alienated or hypothecated (except to the Company) until the participant has become vested in those shares as hereinafter provided in this Section 6.

         (b) Except as otherwise expressly provided herein, in the event a participant's employment terminates, if such termination is for any reason other than normal retirement, death, total disability or early retirement with the consent of the Board, then the participant shall forfeit to the Company those shares in which he has not become vested under the provisions of this Section 6 and his certificate of participation, or any amendment or supplement thereto, as of the date of his termination.

         (c) In the event a participant's employment terminates because of normal retirement or early retirement with the consent of the Board, then the Committee shall have the right at the time of the grant, or subsequently, to provide for the acceleration of, or to accelerate, the vesting schedule with respect to all or any portion of the shares of Common Stock granted to such participant, if and to the extent it deems appropriate in its sole discretion.

         (d) In the event a participant's employment terminates because of his death or total disability, then the vesting schedule with respect to all shares of Common Stock granted to such participant prior to his death or total disability shall be accelerated, automatically and without further action of the Committee, to the date next preceding the date of such participant's termination of employment, and the participant shall then be fully vested as to all shares so granted him hereunder.

         (e) In the event that a participant's employment with the Company and its Subsidiaries is terminated by the employer by written notice to the participant, or otherwise (as opposed to a voluntary termination or termination resulting from the death, total disability or retirement of the participant), if such termination is for any reason other than "For Cause" (as herein after defined), then the Committee shall have the right, at the time of grant, or subsequently, to provide for the acceleration of, or to accelerate, the vesting schedule with respect to all or any portion of the shares of Common Stock granted to such participant under the Plan, if and to the extent it deems appropriate in its sole discretion. For purposes hereof, a participant's employment shall be deemed to have been terminated by the Company "For Cause" only if such termination shall be based upon such participant's gross negligence or willful misconduct in the performance of his duties with the Company or any of its Subsidiaries or such participant's conviction of a felony.

         (f) The Committee shall have the right, at the time of grant or subsequently, in its sole discretion, to establish conditions under which a specific participant may cease to be a full-time employee of the Company or any of its Subsidiaries but not be deemed to have terminated his employment with the Company or any of its Subsidiaries for purposes of the Plan, including but not limited to conditions involving part-time employment or consulting services. Unless otherwise specifically provided for in a participant's certificate of participation or in an amendment or supplement thereto, a participant's employment with the Company or any of its Subsidiaries shall be deemed to terminate when he ceases to be a full-time employee of the Company or any of its Subsidiaries.

         (g) All shares of Common Stock granted to a participant under the Plan shall be subject to forfeiture under a vesting schedule to be determined by the Committee and set forth in the certificate of participation issued to the participant; provided, however, that such shares shall be subject to a vesting schedule providing the full vesting within a period not shorter than two years from the date of grant (subject to acceleration as provided for in the Plan) and not longer than ten years from the date of grant.

         (h) Upon a Change of Control (as hereinafter defined), the vesting schedule with respect to all of the shares of Common Stock granted to any participant under the Plan shall be accelerated, notwithstanding Section 6(g) hereof or any other provision in the Plan or certificate of participation to the contrary, as long as such participant's employment has not been terminated as of the Change of Control. For purposes of the Plan, a "Change of Control" shall be deemed to have occurred with respect to the Company: (1) on the date in which the Company executes an agreement or an agreement in principle (A) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity, or (B) to sell or otherwise dispose of all or substantially all of its assets, or (C) to adopt a plan of liquidation; or (2) on the date in which public announcement is made that the "beneficial ownership" [as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")], of securities representing more than 50% of the combined voting power of the Company is being acquired by a "person" within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (3) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company's Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company's Articles of Incorporation, as amended, constitute or result in a Change of Control for purposes of this subsection.

         (i) Upon approval of this Plan by stockholders of the Company, as provided for in Section 16 hereof, unvested shares granted to a participant shall have the right to vote, and the participant shall receive any dividends thereon duly declared by the Company according to law, less any taxes or other amounts which the Company may be required to withhold with respect thereto; provided, however, that if shares are forfeited hereunder prior to being voted or prior to the actual payment of any such dividend, the participant to whom such shares had been granted shall have no right to vote, or to receive such dividend, as to the shares so forfeited.

         7. Other Restrictions on Stock Granted Under the Plan. The Committee may impose such other conditions or restrictions upon the grant of any shares, or upon any shares of Common Stock granted, under the Plan as it may deem necessary or advisable, including, without limitation, conditions requiring reimbursement to the Company of any withholding taxes for which the Company may be liable in respect of any shares of Common Stock so granted, restrictions under the Securities Act of 1933, as amended (the
"1933 Act"), compliance with the requirements of any stock exchange upon which such shares, or shares of the same class, are then listed, and restrictions under any Blue Sky or state securities laws applicable to such shares. At the time any shares of Common Stock are granted to any participant under the Plan, the participant shall pay in cash or by check to the Company an amount equal to a sum calculated by multiplying the then par value of such shares by the number of shares so granted. In the event any shares of Common Stock granted to a participant under the Plan are forfeited, the Company shall pay in cash or by check to the participant an amount equal to a sum calculated by multiplying the then par value of such shares by the number of shares so forfeited, if and to the extent the Company is then legally permitted to do so.

         8. Escrow and Legend. In order to enforce the restrictions imposed upon the shares of Common Stock granted under the Plan, all certificates representing such shares shall remain in the physical custody of the Company, in escrow, until all of the restrictions imposed pursuant to this Plan which could result in the forfeiture of such shares have terminated, and the Committee may cause a legend or legends to be placed on any certificates representing shares of Common Stock granted under the Plan, which legend or legends may make appropriate reference to the restrictions imposed hereunder and any restrictions upon transferability under the 1933 Act and under state Blue Sky or securities laws. The certificates evidencing shares of Common Stock held in escrow pursuant to this
Section 8 shall be held in custody by the Company until the participant has become fully vested as to such shares and the participant has made arrangements satisfactory to the Board for reimbursement to the Company of any amounts which the Company may be required to withhold in respect of such shares. Upon the making of such satisfactory arrangements for reimbursement of amounts which the Company may be required to withhold in respect of such shares and the satisfaction of all conditions under this Plan, the Company shall deliver to the participant, or his legal representative, the certificates representing all shares of Common Stock as to which the participant has become fully vested, with any legend making reference to restrictions imposed hereunder (other than any restrictions under the 1933 Act of state Blue Sky or securities laws) being removed.

         9. Reimbursement of Withholding Taxes. A participant may, at his election, satisfy the obligation hereunder to reimburse the Company for any amounts which the Company may be required to withhold in respect of any shares of Common Stock granted to the participant hereunder by the payment to the Company of the amount of such tax liability in cash or the transfer and delivery to the Company, free and clear of any and all liens, claims and encumbrances whatsoever, of that number of shares of Common Stock (which may include, without limitation, shares of Common Stock granted to the participant hereunder and as to which the participant has become fully vested) having an aggregate "fair market value," on the date of such transfer and delivery to the Company, equal to the amount of such tax liability. For purposes hereof, the "fair market value" of shares of Common Stock shall be determined as follows:

         (a) During such time as shares of Common Stock are listed upon an established stock exchange, the "fair market value" thereof shall be deemed to be the mean between the high and low trading prices thereof on such exchange on the last trading day on which there were sales of Common Stock reported next preceding the date of any such transfer and delivery; and

         (b) During such time as shares of Common Stock are not listed upon an established stock exchange, the "fair market value" thereof shall be deemed to be the mean between the dealer "bid" and "asked" prices thereof in the over-the-counter market on the last trading day on which shares of Common Stock were quoted next preceding the date of any such transfer and delivery. The participant and the Company may rely upon information published in the "Wall Street Journal", or other similar financial publication, in determining such "bid" and "asked" or trading prices.

         10. Registration of Common Stock. The Company shall, on or before June 1, 1989, prepare and file a registration statement under the 1933 Act on Form S-8 (or such other comparable form as may then be available) with respect to shares of Common Stock granted or to be granted hereunder and shall use its best efforts to cause the same to become and remain effective. The Company shall use its best efforts to cause such registration statement on Form S-8 to provide for the "shelf registration" of such shares for reoffer or resale pursuant to Rule 415 promulgated under the 1933
Act (or such other comparable rule as may then be in effect) and to include in such registration statement on Form S-8 a separate prospectus covering such reoffers or resales prepared in accordance with the requirements of Form S-3 (or such other comparable form as may then be available). In no event shall the Company be required to prepare and file a separate registration statement with respect to the reoffer or resale by participants of any shares of Common Stock granted hereunder. The costs of filing and maintaining such registration statement on Form S-8, and of any separate prospectus included therein, shall be borne solely by the Company. In the event that the Company shall fail to carry out its obligations under this Section 10 with respect to any participant, and such default shall continue for more than thirty (30) days following written notice of such default given by a particular participant to the Company, then and in such event the vesting schedule with respect to all shares of Common Stock granted to such participant hereunder shall be accelerated, automatically and without further action of any party, to the date such notice was given, and such participant shall then be fully vested as to all shares so granted him hereunder.

         11.  Adjustment of Shares.

         (a) If at anytime while the Plan is in effect there shall be any increase of decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recaptialization resulting in a stock split-up, combination or exchange of shares, then an appropriate adjustment shall be made in the maximum number of shares then subject to being granted under the Plan, so that the same proportion of the Company's issued and outstanding shares shall continue to be subject to being so granted under this Plan.

         (b) If the Company is the surviving entity following a consolidation or merger with another corporation or following its participation in a corporate reorganization, then the stock, securities or other assets which the participant is entitled to receive, or has received, in any such transaction by reason of ownership of shares of Common Stock which are subject to forfeiture, shall be held in escrow by the Company in accordance with Section 8 of the Plan and shall be subject to the same restrictions and conditions as those to which the granted shares were subject.

         (c) The existence of any outstanding shares subject to forfeiture under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Company or any of its Subsidiaries;
         (2) any merger or consolidation of the Company or any of its Subsidiaries; (3) any issue by the Company or any of its Subsidiaries of debt securities or equity securities;
         (4) the dissolution or liquidation of the Company or any of its Subsidiaries; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company or any of its Subsidiaries; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

         12. Interpretation. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time.

         13. Amendment or Discontinuance. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company; provided, however, that no such amendment may without the approval of the stockholders of the Company:

         (a)  increase the aggregate number of shares of Common
         Stock subject to the Plan; or

         (b) change the class of persons eligible to receive grants under the Plan.

         No amendment or discontinuance of the Plan may, without the prior written consent of the participant, adversely affect the right of any participant to receive any shares of Common Stock previously granted under the Plan to such participant.

         14. Effect of this Plan. Neither the adoption of the Plan nor any action of the Committee or the Board shall be deemed to give any senior executive any right to be granted shares of Common Stock of the Company or any other rights. A certificate of participation evidencing the grant of Common Stock hereunder shall be delivered to the participant, evidencing his rights under the Plan.

         15. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         (a) "Plan" means this Stock Grant Plan, as amended from time to time.

         (b)  "Company" means ShowBiz Pizza Time, Inc., a Kansas
         Corporation.

         (c)  "Board" means the Board of Directors of t he
         Company.

         (d)  "Committee means the Stock Grant Committee of the
         Board, consisting of two (2) Directors who are not employees of the Company, thereby being ineligible for grants under the Plan.

         (e) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the Common Stock varies from that currently authorized, if at all, only in amount of par value).

         (f) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the grant, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

         16. Non-Transferability of Options. Each option granted under this Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and during the lifetime of the optionee may otherwise be exercised only by him.

         17. Effectiveness of Plan. The provisions of this Plan became effective on December 30, 1988.